UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2025

OVID THERAPEUTICS INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38085	46-5270895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Ninth Avenue, 14th Floor New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 646-661-7661
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OVID	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Ovid Therapeutics Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on July 9, 2025. As of May 19, 2025, the record date for the Annual Meeting, there were 71,109,514 shares of Company common stock outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 55,992,587 shares, or 78.74%, were present in person or represented by proxy, which constituted a quorum. Summarized below are descriptions of the proposals voted on at the Annual Meeting and the final results for each of the proposals. The proposals set forth below are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 22, 2025 (the “Proxy Statement”).
Proposal 1: The Company’s stockholders elected all of the nominees for director to serve a three-year term until the Company’s 2028 annual meeting of stockholders, or until their respective successors are duly elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Kevin Fitzgerald	35,967,512	11,599,305	8,425,770
Bart Friedman	39,928,124	7,638,693	8,425,770
Proposal 2: The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
35,433,853	904,185	11,228,779	8,425,770
Proposal 3: The Company’s stockholders ratified the selection of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 by the votes set forth in the table below:

For	Against	Abstain
50,820,500	160,264	5,011,823
Proposal 4: The Company’s stockholders approved a series of alternate amendments to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect, at the option of the Company’s board of directors (the “Board”), a reverse stock split of the Company’s common stock at a ratio in the range of 1-for-10 to 1-for-40, inclusive, with such ratio to be determined by the Board in its sole discretion, by the votes set forth in the table below:

For	Against	Abstain
44,239,086	1,914,880	9,838,621

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVID THERAPEUTICS INC.

By:	/s/ Jeffrey Rona
Jeffrey Rona
Chief Business and Financial Officer
Dated: July 10, 2025